Janus Investment Fund

Janus Henderson International Opportunities Fund

Supplement dated May 19, 2023

to Currently Effective Prospectuses

and Statement of Additional Information

At a special meeting of shareholders of Janus Henderson International Opportunities Fund (the “Fund”) held on May 18, 2023, shareholders approved an Agreement and Plan of Reorganization, which provides for the transfer of all or substantially all of the assets of the Fund to Janus Henderson Overseas Fund (the “Acquiring Fund”) in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Fund, and subsequently the complete termination of the Fund.

As a result of the above changes, effective on or about June 9, 2023, or as soon as practicable thereafter, the Fund will merge with the Acquiring Fund and all references to the Fund in the prospectuses and statement of additional information will be deleted.

Please retain this Supplement with your records.